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                                                                    EXHIBIT 10.7

                      FIRST AMENDMENT TO PURCHASE AGREEMENT


                  This First Amendment to Purchase Agreement (the "First Amendment") dated as of September 30, 1998, is by and among Nextera Enterprises, L.L.C., a Delaware limited liability company, ("Nextera"), Pyramid Imaging, Inc., a California corporation ("Pyramid"), the Holders (as defined in the Purchase Agreement as hereinafter defined) and Nextera Enterprises, Inc., a Delaware corporation ("Newco").


                               W I T N E S S E T H

                  WHEREAS, by that Purchase Agreement (the "Purchase Agreement") dated as of March 31, 1998 by and among Nextera, Pyramid and the Holders, the parties thereto agreed, among other things, that Nextera would purchase all of the issued and outstanding capital stock of Pyramid from the Holders as more particularly described in the Purchase Agreement;

                  WHEREAS, Nextera and its members intend to cause the business of Nextera to be incorporated; and

                  WHEREAS, Nextera, Pyramid and the Holders desire to modify and amend the Purchase Agreement and a certain exhibit to the Purchase Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Purchase Agreement, and of other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their respective successors and assigns, hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

                  2. Purchase Price. The provisions of Section 1.7 of the Purchase Agreement are modified as follows:

                  (a)      A new subsection (f) is hereby inserted as follows:

                           "(f) Incorporation Transaction. From and after such time as the business of Nextera is incorporated (the "Incorporation Transaction") pursuant to Section 11 of the First Amendment to Second Amended and Restated Limited Liability Company Agreement of Nextera Enterprises, L.L.C. effective as of August 31, 1998 to which each of the Holders is a party, (i) all references in this Section 1.7 to Buyer Class A Units shall be deemed to mean the Class A Common Stock of Nextera Enterprises, Inc., a Delaware corporation, and (ii) each share of the Class A Common Stock to be issued as Additional Consideration following the Incorporation Transaction shall correspond to the percentage membership interest



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         represented by one Buyer Class A Common Unit to be issued as Additional
         Consideration immediately prior to the Incorporation Transaction."

                  3. Exhibit D to Purchase Agreement. The Revenue Earn-Out Schedule attached as Exhibit D to the Purchase Agreement is hereby modified as follows: All references to "Buyer Class A Units" following the Incorporation Transaction shall be deemed to mean Class A Common Stock.

                  4. Full Force and Effect of Agreement. As modified and amended by this First Amendment, all of the terms, covenants and conditions of the Purchase Agreement are hereby ratified and confirmed and shall continue to be and remain in full force and effect.

                  5. Nextera Enterprises, Inc. By signing below, Newco agrees to issue Class A. Common Stock subject to and in accordance with the terms and conditions of Section 1.7 of the Purchase Agreement, as amended hereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the day and year first above written.


                                        NEXTERA:

                                        NEXTERA ENTERPRISES, L.L.C., a Delaware
                                        limited liability company


                                        By: /s/ MICHAEL P. MULDOWNEY
                                            Name: Michael P. Muldowney
                                            Title:  Chief Financial Officer


                                        NEWCO:

                                        NEXTERA ENTERPRISES, INC., a Delaware
                                        corporation


                                        By: /s/ MICHAEL P. MULDOWNEY
                                            Name: Michael P. Muldowney
                                            Title:  Chief Financial Officer


                                        PYRAMID:

                                        PYRAMID IMAGING, INC., a California
                                        corporation


                                        By: /s/ MICHAEL P. MULDOWNEY
                                            Name: Michael P. Muldowney
                                            Title:  Chief Financial Officer



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                                        HOLDERS:



                                        /s/ RAVINDER BHASKARAN
                                        Ravinder Bhaskaran


                                        /s/ MICHAEL J. SHEPHERD
                                        Michael J. Shepherd


                                        /s/ RAMESH VASUDEVAN
                                        Ramesh Vasudevan


                                        /s/ PADMINI VASUDEVAN
                                        Padmini Vasudevan


                                        /s/ CHARLES J. BLACKBURN
                                        Charles J. Blackburn


                                        /s/ DOUGLAS F. STEIN
                                        Douglas F. Stein


                                        /s/ GLENN F. VAN STRAATUM
                                        Glenn F. Van Straatum


                                        /s/ IAIN R. MCNEIL
                                        Iain R. McNeil



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